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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): January 27, 2003

MOTIENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23044	93-0976127
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

10802 Parkridge Boulevard
Reston, Virginia 20191-5416
(703) 758-6000
(Address, including zip code, and telephone number,
including area code, of registrant's principal
executive offices)

Forward-Looking Statements

        This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

        Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our registration statement on Form S-1, as amended by our Form S-1/A, (Reg. No. 333-87844). All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time, including those contained in our annual report on Form 10-K for the fiscal year ended December 31, 2001, and our quarterly reports on Form 10-Q to be filed after this Form 8-K report, as well as our other reports and filings with the SEC.

        Our forward-looking statements are based on information available to us today, and we will not update these statements. Our actual results may differ significantly from the results discussed.

Item 5. Other Matters

New $12.5 Million Term Credit Facility

        On January 27, 2003, our wholly owned subsidiary, Motient Communications Inc. ("Motient Communications") closed a $12.5 million term credit agreement (the "Credit Agreement") with a group of lenders, including several existing stockholders of the Company. The lenders include the following entities or their affiliates: M&E Advisors, L.L.C., Millenium Partners, Bay Harbour Partners, York Capital, and Lampe Conway & Co.

        In the Credit Agreement, the lenders have made commitments to lend Motient Communications up to $12.5 million. The commitments are not revolving in nature and amounts repaid or prepaid may not be reborrowed. Borrowing availability will terminate on December 31, 2003.

        The lenders have agreed to make loans to Motient Communications upon Motient Communications' request no more often than once per month, in aggregate principal amounts not to exceed $1.5 million for any single loan, and subject to satisfaction of other conditions to borrowing, including certain financial and operating covenants, contained in the Credit Agreement.

        Each Loan borrowed under the Credit Agreement will have a term of three years. Loans will carry interest at 12% per annum. Interest will accrue, compounding annually, from the first day of each loan term, and all accrued interest will be payable at each respective loan maturity, or, in the case of mandatory or voluntary prepayment, at the point at which the respective loan principal is repaid. Loans may be prepaid at any time without penalty.

        The obligations of Motient Communications under the Credit Agreement are secured by a pledge of all the assets owned by Motient Communications that are not already pledged under certain other existing credit arrangements, including under Motient Communications' credit facility with Motorola, Inc. and Motient Communications' equipment leasing agreement with Hewlett-Packard Financial Services Company. Motient Communications owns all of our assets relating to our terrestrial wireless communications business. In addition, Motient Corporation and our wholly owned subsidiary

Motient Holdings Inc. have guaranteed Motient Communications' obligations under the Credit Agreement, and we have delivered a pledge of the stock of Motient Holdings Inc., Motient Communications, and Motient Services Inc. to the lenders. In addition, upon the repayment in full of the outstanding $19,750,000 in senior notes due 2005 issued by MVH Holdings Inc. to Rare Medium Group, Inc. and Credit Suisse First Boston Corporation in connection with our approved plan of reorganization, we will pledge the stock of MVH Holdings Inc. to the lenders.

        In connection with the signing of the Credit Agreement, we have agreed to issue warrants at closing to the lenders to purchase, in the aggregate, 3,125,000 shares of our common stock. The exercise price for the warrants will be $1.06. The warrants will be immediately exercisable upon issuance and will have a term of five years.

Update on Liquidity

        In recent periods, the weakness in the telecommunications and wireless sector has restrained our ability to grow revenue at the rate we had previously anticipated. Several of our resellers have filed for bankruptcy protection, and the uncertainty associated with the financial condition and prospects of such resellers has negatively affected revenue growth associated with such resellers. In addition, our limited liquidity and our exiting bankruptcy later than expected further restrained our ability to achieve desired revenue growth.

        As a result of the reduced revenue growth in recent periods, we have taken a number of steps to reduce our operating and capital expenditures in order to reduce our cash burn rate.

        In July and September 2002, we effected operational restructurings that eliminated approximately 36% of our workforce, in order to reduce operating expenses and thereby preserve cash. These reductions in our workforce are saving the Company approximately $950,000 per month in the aggregate.

        In addition to these internal cost reductions, over the past several months we have renegotiated several of our key vendor and customer arrangements in order to reduce recurring expenses and improve our liquidity position. Among the areas we have targeted include telecommunications expenses, expenses related to maintenance and repair of network base stations, and computer infrastructure finance charges.

        Finally, as described in greater detail above under "New $12.5 Million Term Credit Facility," we have closed on a new term credit facility with a group of lenders which provides us with the ability to borrow up to $12.5 million of funds for working capital.

        As of December 31, 2002, we had approximately $5.8 million of cash on hand and short-term investments.

        Based on our current projections for modest revenue growth which we experienced during 2002, and assuming availability of the funding under the Credit Agreement, we estimate that we are funded in an amount that exceeds our needs until we are EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization—a non-GAAP measurement) break-even, which we expect to achieve sometime in early 2004 at the earliest.

        While our projections contemplate moderate, continued growth in subscriber activations and service revenues and continued cost management, there is no assurance that we will be able to meet our projections, and our future financial performance could also be negatively affected by unforeseen factors and unplanned expenses. Also, our ability to borrow funds under the Credit Facility is subject to satisfaction of certain conditions contained in the Credit Agreement, including our continued compliance with certain financial and operating covenants.

        We continue to pursue additional funding alternatives. Other alternatives for raising additional funds include the issuance of debt or equity securities, other borrowings under secured or unsecured loan arrangements, and sales of assets. There can be no assurance that additional funds will be available to us on acceptable terms or in a timely manner.

        Our projected cash requirements are based on certain assumptions about our business model and projected growth rate, including, specifically, assumed rates of growth in subscriber activations and assumed rates of growth of service revenue. While we believe these assumptions are reasonable based on recent results, these growth rates continue to be difficult to predict and there is no assurance that the actual results that are experienced will meet the assumptions included in our business model and projections. If our future results of operations are significantly less favorable than currently anticipated, our cash requirements will be more than projected, and we may require additional financing in amounts that will be material. The type, timing and terms of financing that we select will be dependent upon our cash needs, the availability of financing sources and the prevailing conditions in the financial markets. We cannot guarantee that additional financing sources will be available at any given time or available on favorable terms.

Other

        On January 27, 2003, we issued a press release describing the closing of the Credit Agreement and certain other matters relating to our liquidity position.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits
  99.1
  A copy of our press release, dated January 27, 2003, is filed herewith as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION
By:	/s/Walter V. Purnell, Jr. President and Chief Executive Officer

Date: January 27, 2003

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Forward-Looking Statements
  Item 5. Other Matters
  Item 7. Financial Statements and Exhibits
SIGNATURES